UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
----------------------------------------------------------------------

FORM 8-K
----------------------------------------------------------------------
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

February 13, 2008
----------------------------------------------------------------------

CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications  pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE:   Howard Ullman, Chairman of the Board of Directors of CHDT Corporation, a Florida corporation, gave an interview to WallSt.net, an Internet public relations firm, on February 12, 2008.  The interview will be posted on WallSt.net website on February 13, 2008.  A transcript of the interview is set forth on Exhibit 99.1 below. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” or incorporated into this Form 8-K report for purposes of Section 18 of the Exchange Act.

ITEM 9.01   Exhibits.

EXHIBIT NUMBER    DESCRIPTION

99.1	Transcript of WallSt.net interview of Howard Ullman, dated February 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Reporting Company as duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 13, 2008

CHDT CORPORATION

/s/ Gerry McClinton
Gerry McClinton, Chief Operating Officer

EXHIBIT NUMBER    DESCRIPTION

99.1	WallSt.net interview with Howard Ullman, dated February 12, 2008. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” or incorporated into this Form 8-K report for purposes of Section 18 of the Exchange Act.